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                                                                   EXHIBIT 99(A)

            CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER RELATING TO
               THE ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS

     I, William R. Johnson, Chairman, President and Chief Executive Officer, of
H. J. Heinz Company, a Pennsylvania corporation (the "Company"), hereby certify that, to my knowledge:

     1. The Company's annual report on Form 10-K for the fiscal year ended April 30, 2003 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date July 24, 2003

                                          /s/ William R. Johnson
                                          --------------------------------------
                                          Name: William R. Johnson
                                          Title: Chairman, President and Chief
                                                 Executive Officer